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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 8, 2002
                                                           ------------

                        CORN PRODUCTS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                           1-13397             22-3514823
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(State or other jurisdiction               (Commission         (IRS Employer
       of incorporation)                   File Number)      Identification No.)

6500 South Archer Road, Bedford Park, Illinois                        60501-1933
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(Address of principal executive offices)                              (Zip Code)


                                 (708) 563-2400
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.   Other Events.

On July 8, 2002, the Registrant entered into the First Supplemental Indenture which supplements the Indenture dated as of August 18, 1999 between the Registrant and The Bank of New York, a New York banking corporation, as trustee.

Item 7.   Exhibits.

4 First Supplemental Indenture dated as of July 8, 2002 between Corn Products International, Inc., a Delaware corporation, and The Bank of New York, a New York banking corporation, as trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CORN PRODUCTS INTERNATIONAL, INC.



Date:  July 8, 2002                            By: /s/ James W. Ripley
       ------------                               ------------------------------
                                                   James W. Ripley
                                                   Vice President and
                                                   Chief Financial Officer